UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2005

NEW CENTURY MORTGAGE SECURITIES LLC

(as depositor under an Indenture, dated as of April 22, 2005, providing for, inter alia, the issuance of Asset Backed Notes, Series 2005-2)

New Century Mortgage Securities LLC

(Exact name of registrant as specified in its charter)

Delaware	333-119243	41-2152421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18400 Von Karman, Suite 1000 Irvine, California (Address of Principal Executive Offices)		92612 (Zip Code)

Registrant’s telephone number, including area code: (949) 863-7243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets.

For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
3.1

Amended and Restated Trust Agreement, dated as of April 22, 2005, among New Century Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Asset Backed Notes, Series 2005-2.

Exhibit No.	Description
4.1	Indenture dated as of April 22, 2005, between New Century Home Equity Loan Trust 2005-2, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2005-2.

Exhibit No.	Description
99.1

Servicing Agreement, dated as of April 22, 2005, among New Century Mortgage Corporation, as Master Servicer, New Century Home Equity Loan Trust 2005-2, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2005-2.

99.2

Mortgage Loan Purchase Agreement, dated as of April 22, 2005, among New Century Mortgage Securities LLC, as Purchaser, New Century Credit Corporation, as Seller and NC Capital Corporation as Responsible Party.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2005

NEW CENTURY MORTGAGE SECURITIES INC.

By: /s/ Kevin Cloyd_______________________
Name:	Kevin Cloyd
Title:	Executive Vice President

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description
3.1

Amended and Restated Trust Agreement, dated as of April 22, 2005 among New Century Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Asset Backed Notes, Series 2005-2.

4.1	Indenture dated as of April 22, 2005, between New Century Home Equity Loan Trust 2005-2, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2005-2.
99.1

Servicing Agreement, dated as of April 22, 2005, among New Century Mortgage Corporation, as Master Servicer, New Century Home Equity Loan Trust 2005-2, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2005-2.

99.2

Mortgage Loan Purchase Agreement, dated as of April 22, 2005, among New Century Mortgage Securities LLC, as Purchaser, New Century Credit Corporation, as Seller and NC Capital Corporation as Responsible Party.